UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2018

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 E. Sonterra Blvd. Suite No. 1220

San Antonio, Texas 78258

(Address of principal executive office, including zip code)

(210) 999-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2018, Lilis Energy, Inc. (the “Company”) entered into a crude oil gathering agreement and option agreement with Salt Creek Midstream, LLC (“SCM”) in order to support Lilis’s strategic efforts to secure long-term infrastructure solutions and future movement of its oil production out of the Delaware Basin, as well as maximize crude pricing.

The crude oil gathering agreement (the “Gathering Agreement”) enables SCM to (i) design, engineer, and construct a gathering system which will provide gathering services for the Company’s crude oil and (ii) gather the Company’s crude oil on the gathering system in certain production areas located in Winkler and Loving Counties, Texas and Lea County, New Mexico. Construction of the project will commence immediately. The Gathering Agreement has a term of 12 years that automatically renews on a year to year basis until terminated by either party pursuant to the terms of the Gathering Agreement. Company will not be responsible for any fees, costs, expenses, or payments contracted for or incurred by SCM, excepting those specifically noted in the Gathering Agreement.

SCM and the Company also entered into an option agreement (the “Option Agreement”) whereby the Company granted an option to SCM to provide certain midstream services related to natural gas in Winkler and Loving Counties, Texas and Lea County, New Mexico subject to expiration and terms of the Company’s existing gas agreement. The Option Agreement has a term commencing May 21, 2018 and terminating January 1, 2027, pursuant to its one-time option. As consideration for this option, SCM shall initiate a payment in the aggregate sum of $35,000,000 to the Company.

The foregoing descriptions of the Gathering Agreement and Option Agreement are qualified in their entirety by reference to the Gathering Agreement and Option Agreement, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 23, 2018 issued by Lilis Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2018	LILIS ENERGY, INC.

	By:	/s/ Joseph Daches
Joseph Daches
Executive Vice President, Chief Financial Officer and Treasurer